UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Strategic Hotels & Resorts, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “2014 Annual Meeting”). At the 2014 Annual Meeting, stockholders considered and voted upon the following proposals:

1.	The election of nine directors (identified in the table below) to serve until the Company’s next annual meeting of stockholders and until such directors’ successors are duly elected and qualify;

2.	The approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as described in the proxy statement for the 2014 Annual Meeting (the “Proxy Statement”); and

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The following table sets forth the number of votes in favor, the number of votes withheld and the number of broker non-votes with respect to the election of directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Robert P. Bowen	181,180,214	584,864	8,592,487
Raymond L. Gellein, Jr.	178,892,583	2,872,495	8,592,487
James A. Jeffs	180,498,274	1,266,804	8,592,487
David W. Johnson	180,581,855	1,183,223	8,592,487
Richard D. Kincaid	180,875,660	889,418	8,592,487
Sir David M.C. Michels	180,878,552	886,526	8,592,487
William A. Prezant	181,208,965	556,113	8,592,487
Eugene F. Reilly	180,878,552	886,526	8,592,487
Sheli Z. Rosenberg	167,495,655	14,269,423	8,592,487

The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
180,810,681	932,097	22,300	8,592,487

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

Votes in Favor	Votes Against	Abstentions
188,566,391	1,555,504	235,670

For a description of the terms of the Company’s settlement agreement with Orange Capital LLC and certain of its affiliates, see “Proposal 1-Election of Directors-Settlement Agreement with Orange Capital” in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

May 23, 2014	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary